SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2002

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway Suite 1600 Addison, Texas (Address of principal executive offices)		75001 (Zip code)

Registrant=s telephone number, including area code:  (972) 713-3500

Not Applicable

(Former name or former address, if changed since last report)

Item 7(c).               EXHIBITS

99.1        News Release

99.2        Cases and Adjusted Admissions

Item 9.                    REGULATION FD DISCLOSURE

Attached hereto are a copy of a news release dated April 30, 2002 announcing United Surgical Partners International, Inc.’s first quarter results and a schedule of cases and adjusted admissions for consolidated facilities for each quarter of 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

United Surgical Partners International, Inc.

	By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer and duly authorized
to sign this report on behalf of the Registrant)
Date: April 30, 2002

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